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                                                                      EXHIBIT 14

                         CONSENT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS
SAMARNAN INVESTMENT CORPORATION


WE CONSENT TO THE USE OF OUR REPORT INCLUDED HEREIN.


/s/ CHESHIER & FULLER, L.L.P.
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CHESHIER & FULLER, L.L.P.


DALLAS, TEXAS
MARCH 6, 2001